Exhibit 10.1

AMENDMENT NO. 1 TO LEASE AGREEMENT N475HA

AND RELATED AMENDMENTS

This Amendment No. 1 to Lease Agreement N475HA and Related Amendments (this “Amendment”), is entered into as of September 30, 2004, between (1) Wells Fargo Bank Northwest, National Association, a national banking association (“WFBN”), not in its individual capacity (except as expressly provided herein) but solely as Owner Trustee (“Lessor”), and (2) Hawaiian Airlines, Inc. (“Lessee”), a Hawaii corporation, acting by and through Joshua Gotbaum, as Chapter 11 Trustee for the Lessee (the “Trustee”), and consented and agreed to by BCC Equipment Leasing Corporation (formerly MDFC Equipment Leasing Corporation), a Delaware corporation (“Owner Participant”).

RECITALS

A.            Lessor and Lessee have heretofore entered into that certain Lease Agreement N475HA, dated as of February 28, 2001, as supplemented by that certain Lease N475HA Supplement No. 1, dated February 28, 2001, which were both recorded with the Federal Aviation Administration as one document on March 22, 2001, and assigned Conveyance Number Q67231 (together, the “Lease”), pursuant to which Lessor has leased to Lessee one Boeing Model 717-200 aircraft bearing manufacturer’s serial number 55121 and US Registration Number N475HA, together with two Rolls-Royce Deutschland Ltd & Co KG Model BR 700-715 A1-30 engines installed thereon bearing manufacturer’s serial numbers 13218 and 13219, respectively.  Lessor and Lessee, together with “Owner Participant, have also heretofore entered into that certain Participation Agreement, dated as of February 28, 2001 (the “Participation Agreement”), relating to the Lease and the described aircraft; and Owner Participant and Lessee have also heretofore entered into that certain Tax Indemnity Agreement, dated as of February 28, 2001 (the “Tax Indemnity Agreement”), relating to the Lease and the described aircraft.

B.            On March 21, 2003, Lessee commenced a bankruptcy case, Bankruptcy Case No. 03-00817, in the United States Bankruptcy Court for the District of Hawaii (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Pending Case”).

C.            In connection with the Pending Case, Lessor and Lessee, together with Owner Participant, wish to amend the terms of the Lease, as well as certain terms of the Participation Agreement and the Tax Indemnity Agreement, and, in consideration thereof, Lessee wishes to assume all of the rights, benefits and obligations of the Lease, the Participation Agreement and the Tax Indemnity Agreement, each as amended hereby, together with all of the other Operative Agreements, and to obtain the necessary approval of the Bankruptcy Court approving the terms of this Amendment and the assumption of the Lease, as amended hereby, together with all of the other Lessee Operative Agreements, by Lessee.

TERMS AND CONDITIONS

In consideration of the foregoing premises, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             DEFINITIONS AND CONSTRUCTION

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Lease and, unless otherwise specifically noted, reference to “Sections” herein shall be construed to refer to Sections of the Lease.  The rules or usage and construction set forth in the “General Provisions” of Part 1 of Annex A to the Lease shall also apply to this Amendment (including the capitalized terms defined herein), and this Amendment shall be a Lessee Operative Agreement.

2.                                      AMENDMENT TO BASIC RENT PROVISIONS AND ADDITION OF 467 LOAN PROVISIONS

(a)           Section 3.2.1(a) of the Lease is hereby amended by deleting the existing text thereof in its entirety and inserting in lieu thereof the following:

“(a)         (i)  During the Base Term, Lessee shall pay to Lessor, on each Payment Date, Basic Rent in the amount specified in Column 1 of Schedule 2 for such Payment Date.  The amounts and periods of Lessee’s liability for Basic Rent during the Base Term shall be as allocated in accordance with the column entitled “Rent Allocable for Period From and Including Payment Date To and Excluding Specified Date” in Column 2 of Schedule 2.  Notwithstanding anything to the contrary herein, Lessor and Lessee agree that, irrespective of Lessee’s payment obligations as shown on Column 1 of Schedule 2, Lessee’s liability for Basic Rent for the use of the Aircraft shall be allocated as stated in the column with the heading “Rent Allocable for Period From and Including Payment Date To and Excluding Specified Date” in Column 2 of Schedule 2.

(ii)           The allocation of Basic Rent as provided in § 3.2.1(a)(i) constitutes a specific allocation of fixed rent within the meaning of Treasury Regulation § 1.467-1(c)(2)(ii)(A), with the effect that, pursuant to Treasury Regulation § § 1.467-1(d) and 1.467-2, Lessor and Lessee, on any federal income tax returns filed by them (or on any return on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth for each period under the column entitled “Rent Allocable for Period From and Including Payment Date To and Excluding Specified Date” on Schedule 2.  Because there shall be from time to time a difference between (A) the cumulative amount of Basic Rent paid by Lessee (as provided in § 3.2.1(a)(i)) and (B) the cumulative amount of Basic Rent allocated (as provided in § 3.2.1(a)(i)), there shall be considered to exist a loan for purposes of Code § 467 (the “Section 467 Loan”).  If there is an amount in excess of zero set forth under the column entitled “Lessor 467 Loan Balance” on Schedule 2(b), such amount (the “Lessor 467 Loan”)

represents a loan from Lessee to Lessor.  If there is an amount in excess of zero set forth under the column entitled “Lessee 467 Loan Balance” on Schedule 2(b), such amount (the “Lessee 467 Loan”) represents a loan from Lessor to Lessee.  If there shall be a Lessor 467 Loan, then Lessor shall deduct interest expense and Lessee shall accrue interest income, in each case, in an amount equal to the amount set forth under the caption entitled “Lessor 467 Loan Interest” for the applicable period identified on Schedule 2(b) (the “Lessor 467 Loan Interest”).  If there shall be a Lessee 467 Loan, then Lessor shall accrue interest income and Lessee shall deduct interest expense, in each case, in an amount equal to the amount set forth under the caption entitled “Lessee 467 Loan Interest” for the applicable period identified on Schedule 2(b) (the “Lessee 467 Loan Interest”).  Interest shall accrue on any Lessor 467 Loan or Lessee 467 Loan at the applicable rate set forth on Schedule 1 as the “467 Loan Interest Rate”.

(iii)          Each of Lessee and Lessor agree that, solely for purposes of the Section 467 Regulations, on any federal income tax returns filed by them (or on any return on which their income is included) it will treat, (a) the Lease as two leases with one lease being the Pre-Modification Lease beginning on the first day of the Lease Term ending the day before the Section 467 Effective Date and the other lease being the Post-Modification Lease beginning on the Section 467 Effective Date and ending on the last day of the Lease Term; and (b) the Lessor Section 467 Loan Balance outstanding on the Section 467 Effective Date as an amount required to be paid as rent under the Post-Modification Lease and deemed paid on the Section 467 Effective Date.  The “Section 467 Effective Date” is January 1, 2004.”

(b)           Section 15 of the Lease is hereby amended by adding a new paragraph (e) at the end thereof as follows:

“(e)         Each of the amounts that may at any time constitute Scheduled Stipulated Loss Value, Scheduled Termination Value or Scheduled Special Termination Value, as the same appear in the various Schedules hereto, has been computed without taking into account the existence of any Lessor 467 Loan Balance or Lessee 467 Loan Balance that may be outstanding at the time that any such amount may be payable hereunder; and, accordingly, in determining the amount of any Stipulated Loss Value, Termination Value or Special Termination Value that may at any time be payable hereunder, (i) any Lessor 467 Loan Balance then outstanding shall be deducted from the Scheduled Stipulated Loss Value, Scheduled Termination Value or Scheduled Special Termination Value, as the case may be (and the resulting amount shall be the Stipulated Loss Value, Termination Value or Special Termination Value so payable), and (ii) any Lessee 467 Loan Balance then outstanding shall be added to the Scheduled Stipulated Loss Value, Scheduled Termination Value or Scheduled Special Termination Value, as the case may be (and the resulting amount shall be the Stipulated Loss Value, Termination Value or Special Termination Value so payable).”

(c)           Each of the Owner Participant, Lessee and Lessor agree that solely for purposes of the Section 467 Regulations, (i) it will treat the Lease, as amended hereby, as two leases with one lease being the Pre-Modification Lease and ending the day before the Section 467 Effective Date and the other lease being the Post-Modification Lease and beginning on the Section 467 Effective Date; (ii) it will treat the Lessor Section 467 Loan Balance outstanding on the Section 467 Effective Date as an amount required to be paid as rent under the Post-Modification Lease and deemed paid on the Modification Date; and (iii) the Basic Rent listed on Column 1 of Schedule 2 to the Lease will constitute fixed rent payable (as such term is used in the Section 467 Regulations, including Section 1.467-1(c)(2)(ii)(A) thereof) under the Post Modification Lease from the Section 467 Effective Date to the end of the Term and the allocation of Basic Rent as listed on Column 2 of Schedule 2 to the Lease shall constitute Lessee’s liability for Basic Rent for use of the Aircraft under the Post Modification Lease as allocated therein and a specific allocation of fixed rent within the meaning of Treasury Regulation § 1.467-1(c)(2)(ii)(A), with the effect that, pursuant to Treasury Regulation § § 1.467-1(d) and 1.467-2, Lessor and Lessee, on any federal income tax returns filed by them (or on any return on which their income is included), shall accrue the amounts of rental income and rental expense, respectively, set forth for each period under Column 2 of Schedule 2 hereto entitled “Rent Allocable for Period From and Including Payment Date To and Excluding Specified Date”.

Each of the Owner Participant and the Lessee agrees that if the changes to the allocation of Basic Rent from the Section 467 Effective Date to October 1, 2004 change the amount of income, deduction or other item for US federal income tax purposes, it will take into account, in the taxable year in which such modification occurs, any adjustment necessary to prevent duplication with respect to such Basic Rent or the omission of interest thereon for such period.

3.             ADDITION OF SECURITY DEPOSIT

(a)           Section 3 of the Lease is hereby amended by adding a new Section 3.2.3 as follows:

“3.2.3     Security Deposit

(a)           On or before October 1, 2004, Lessee shall pay to Lessor a security deposit (the “Security Deposit”) in the amount set forth on Schedule 1- Part A hereto.  The Security Deposit will be held by Lessor for the entire remaining Term of this Lease and may be commingled with other amounts of Lessor.

(b)           The Security Deposit shall be held by Lessor as security for the due and punctual payment by Lessee of all amounts payable by it, and the due and punctual observance and performance by Lessee of all of its obligations, hereunder and under each other Operative Agreement.  Lessee hereby assigns, transfers and pledges to Lessor, and hereby grants to Lessor, a first-priority security interest in, the Security Deposit to secure such payment, observance and performance.  Any interest earned on the Security Deposit shall be solely for the account of Lessor.  If an Event of Default shall occur and be continuing, then in addition to any other rights Lessor may have under applicable Law as a lessor, secured party or otherwise, or under this Lease or any other Operative Agreement, Lessor may set off against, use, apply or retain all or any portion of the Security Deposit in full or partial payment for amounts payable by Lessee under this Lease or any other Operative Agreement or for amounts necessary to compensate Lessor and the Indemnitees for their Expenses arising in connection with such Event of Default.  Any such use or application shall not, however, be deemed a cure by Lessee, or waiver by Lessor, of any Event of Default, unless so agreed by Lessor in writing.

(c)           So long as no Default or Event of Default shall have occurred and be continuing, that portion, if any, of the Security Deposit that has not previously been used or applied, or set off against, as provided for in this Lease, shall be returned to Lessee by wire transfer of immediately available Dollars to an account of Lessee located in the United States of America, specified in writing by Lessee to Lessor at least 10 Business Days prior to the date of such transfer, (A) on or before the date that is 20 Business Days after and excluding the date upon which the Aircraft is returned to Lessor in the condition, and in the manner, required under Annex B to this Lease and otherwise in accordance with the terms of this Lease, or (B) if an Event of Loss shall have occurred, and Lessee shall have elected, or shall be deemed to have elected, the option set forth in Section 9.1.2 hereof, then on or before the date that is 20 Business Days after and excluding the date upon which Lessor has been paid all amounts required to be paid under, and as provided in, Section 9.1.2(a) hereof.”

(b)           Section 14.1.6 of the Lease is hereby amended by adding a new sentence, at the end thereof, as follows:

“Without limiting, and notwithstanding, any other provision or the Lease or any other Operative Agreement,  Lessor shall be entitled to use and apply all or any portion of the Security Deposit for the purposes, and in the manner, set forth in Section 3.2.3(b) hereof.”

(c)           Schedule 1 – Part A to the Lease is hereby amended as set forth in Section 1 of Appendix A hereto.

(d)           That certain Letter Agreement No. 1-1005-JSW-1500, dated as of February 28, 2001, among, inter alios, Lessor and Lessee, insofar as it relates to the Lease and the Aircraft, is hereby terminated and shall be of no further force or effect; and all of the obligations and liabilities of each of the parties to such Letter Agreement are hereby unconditionally and irrevocably released and discharged in full and in all respects.

4.             ADDITION OF MAINTENANCE RESERVES

Annex C to the Lease is hereby amended as set forth on Appendix B hereto.

5.             AMENDMENTS TO SCHEDULES

(a)           Schedules 2, 3, 4 (both Part A and Part B) and 5 to the Lease are hereby amended by deleting each in their respective entireties and replacing the same with Schedules 2, 3, 4 (both Part A and Part B) and 5 attached hereto (and as so denominated), with each deleted Schedule (or Part) being replaced by the Schedule (or Part), attached hereto, bearing the same numerical designation.

 (b)          The Lease is hereby amended by adding thereto a new Schedule 2(b), entitled “467 Loan Schedule”, in the form attached hereto (and as so denominated).

6.                                      AMENDMENTS TO ANNEX A

(a)           Annex A – Part 1 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby amended by adding the following new terms and definitions:

“Lessee 467 Loan: has the meaning set forth in § 3.2.1(a)(ii) of the Lease.”

“Lessee 467 Loan Balance: with respect to any specified date means the amount set forth opposite such date in Schedule 2(b) to the Lease in the column with the heading “Lessee 467 Loan Balance” (as adjusted from time to time in accordance with § 3.2.1 of the Lease).

“Lessee 467 Loan Interest: has the meaning set forth in § 3.2.1(a)(ii) of the Lease.”

“Lessor 467 Loan: has the meaning set forth in Section 3.2.1(a)(ii) of the Lease.”

“Lessor 467 Loan Balance: with respect to any specified date means the amount set forth opposite such date in Schedule 2(b) to the Lease in the column with the heading “Lessor 467 Loan Balance” (as adjusted from time to time in accordance with § 3.2.1 of the Lease).”

“Lessor 467 Loan Interest: has the meaning set forth in § 3.2.1(a)(ii) of the Lease.”

“Maintenance Reserves:  defined in Section F of Annex C to the Lease.”

“Section 467 Effective Date:  has the meaning set forth in §3.2.1(a)(iii) of the Lease.”

“Section 467 Loan: has the meaning set forth in § 3.2.1(a)(ii) of the Lease.”

“Section 467 Regulations: shall mean the U.S. Treasury Regulations promulgated pursuant to Section 467 of the Code.”

“Security Deposit:  defined in Section 3.2.3 of the Lease.”

(b)           Annex A – Part 1 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby further amended by adding, in the definition of the term “Supplemental Rent”, immediately after the word “including”, the words “the Security Deposit and the Maintenance Reserves, and”.

(c)           Annex A – Part 1 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby further amended by adding, at the end of the definition of the term “Stipulated Loss Value” and before the “.”, the following words:

“(and such scheduled amount shall be referred to herein as the “Scheduled Stipulated Loss Value”), provided that at any time a payment is required pursuant to this Lease of Stipulated Loss Value, such payment (i) shall be reduced by the amount of any Lessor 467 Loan Balance then outstanding, plus a pro rata portion of the Lessor 467 Loan Interest for the relevant period, or (ii) shall be increased by the amount of any Lessee 467 Loan Balance then outstanding, plus a pro rata portion of the Lessee 467 Loan Interest for the relevant period (and the term “Stipulated Loss Value” shall mean the Scheduled Stipulated Loss Value as so adjusted).

(d)           Annex A – Part 1 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby further amended by adding, at the end of the definition of the term “Termination Value” and before the “.”, the following words:

“(and such scheduled amount shall be referred to herein as the “Scheduled Termination Value”), provided that at any time a payment is required pursuant to this Lease of Termination Value, such payment (i) shall be reduced by the amount of any Lessor 467 Loan Balance then outstanding, plus a pro rata portion of the Lessor 467 Loan Interest for the relevant period, or (ii) shall be increased by the amount of any Lessee 467 Loan Balance then outstanding, plus a pro rata portion of the Lessee 467 Loan Interest for the relevant period (and the term “Termination Value” shall mean the Scheduled Termination Value as so adjusted).

(e)           Annex A – Part 2 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby amended as set forth in Section 2 of Appendix A hereto.

(f)            Annex A – Part 3 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby amended as set forth in Section 3 of Appendix A hereto.

7.             OTHER AMENDMENTS

(a)           Section 4.4.1 of the Lease is hereby amended by adding a new sentence, at the end thereof, as follows:

“Notwithstanding the foregoing, this Section 4.4.1 shall not apply in any respect to (i) the Security Deposit (Sections 3.2.3 and 14.1.6 hereof shall govern the payment, possession, use, application and repayment of the Security Deposit), or (ii) the Maintenance Reserves (Section F or Annex C hereto shall govern the payment, possession, use, application and repayment of the Maintenance Reserves).

(b)           Section 7.2.7(c) of the Lease is hereby amended by deleting the existing text thereof in its entirety and inserting in lieu thereof the following:

“(c)         any such sublease shall provide for payment of rent, or any amount in lieu of rent, no less frequently than monthly and all such rent shall be payable in advance;”

(c)           Section 13.7 of the Lease is hereby amended by adding a new provision at the end thereof, as follows:

“Notwithstanding the foregoing, no Event of Default shall be deemed to occur or exist solely as a result of the existence or continuation of Lessee’s bankruptcy case, Bankruptcy Case No. 03-00817, in the United States Bankruptcy Court for the District of Hawaii seeking relief under Chapter 11 of Title 11 of the United States Code.”

(d)           Annex E – Part 1 to the Lease is hereby amended as set forth in Section 4 of Appendix A hereto.

(e)           Annex E – Part 2 to the Lease is hereby amended as set forth in Section 5 of Appendix A hereto.

(f)            The Tax Indemnity Agreement is hereby amended as set forth in Section 6 of Appendix A hereto.

8.                                      REPRESENTATIONS AND WARRANTIES

(a)           Lessee represents and warrants to Lessor, on the date this Amendment is executed and delivered by Lessor and Lessee, and on and as of the date hereof and the Effective Date, that:

(i)            Lessee (1) is a corporation duly organized and validly existing in good standing (except to the extent such good standing may be affected solely as a consequence of the Pending Case) under the laws of Hawaii, has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under the Lease, as amended hereby, and under the other Lessee Operative Agreements, (2) holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business, and (3) is duly qualified to do business as a corporation in good standing (except to the extent such good standing may be affected solely as a consequence of the Pending Case) in each jurisdiction in which the failure to be so qualified would have a materially adverse effect on Lessee or on its ability to perform its obligations under the Lease, as amended hereby, or under the other Lessee Operative Agreements.

(ii)           This Amendment has been duly authorized by all necessary action on the part of Lessee, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof does or will violate any provision of the articles of incorporation or by-laws of Lessee or any law, rule, regulation, judgment, order or decree of any government or governmental instrumentality or court having jurisdiction over Lessee, or any of its activities or properties, or does or will result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Lessee under, any indenture, mortgage, deed of trust, conditional sale contract, loan or credit agreement, or other agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected.

(iii)          Neither the execution and delivery by Lessee of this Amendment nor the performance by Lessee of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, the Aeronautics Authority or any other domestic or foreign governmental authority, except for the approvals, authorizations and consents that have heretofore been obtained, including the order of the Bankruptcy Court approving the terms hereof and the transactions contemplated hereby, true and complete copies of which have been delivered to Lessor and Owner Participant.

(iv)          This Amendment has been duly executed and delivered by Trustee for and on behalf of Lessee and, subject to obtaining the order of the Bankruptcy Court contemplated herein, constitutes the legal, valid, binding and enforceable obligation of Lessee (as such enforceability may be affected by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

(v)           Lessee is a Certificated Air Carrier within the meaning of Section 41102 of Title 49 of the United States Code Annotated, and Lessor is entitled to the benefits and protections of Section 1110 of the Bankruptcy Code (11 U.S.C. Section 1110) in respect of the Lease, as amended hereby, and in respect of the Aircraft leased to Lessee under the Lease, as amended hereby.

(vi)          On and as of the Effective Date, and after giving effect to the terms of that certain Memorandum of Understanding, dated as of September 15, 2004 (the “MOU”), by and between, inter alios, Lessor and Lessee, and the amendments to the Lease, the Related Leases and the Companion Leases (as defined herein) being effected as of the date hereof, (i) no Default or Event of Default, under and as defined in the Lease, as amended hereby, has occurred and is continuing, and (ii) no Default (or Event) or Event of Default has occurred and is continuing, under and as defined in any Related Lease, as amended hereby, or under and as defined in any of the three leases (each relating to a Boeing Model 767-33AER aircraft), between Owner Participant, as lessor, and Lessee, as lessee, as such leases are described in Attachment B to the MOU, and as such leases are amended pursuant to separate agreements between Owner Participant and Lessee entered into contemporaneously herewith as contemplated in the MOU (each such lease a “Companion Lease”, and collectively the “Companion Leases”).

(b)           WFBN and Lessor, as applicable, represents and warrants to Lessee, on the date this Amendment is executed and delivered by Lessor and Lessee, and on and as of the date hereof and the Effective Date, that:

(i)            WFBN (1) is a national banking association duly organized and validly existing in good standing under the laws of the United States of America, has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under the Lease, as amended hereby, and under the other Operative Agreements, and (2) holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business.

(ii)           This Amendment has been duly authorized by all necessary action on the part of WFBN, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by WFBN or Lessor with any of the terms and provisions hereof does or will violate any provision of the articles of association or by-laws of WFBN or any law, rule, regulation, judgment, order or decree of any governmental authority of the United States of America governing the banking or trust powers of WFBN, or any governmental authority of the State of Utah, or of any court having jurisdiction over WFBN or Lessor , or any of their respective activities or properties, or does or will result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of WFBN or Lessor under, any indenture, mortgage, deed of trust, conditional sale contract, loan or credit agreement, or other agreement or instrument to which WFBN or Lessor is a party or by which WFBN or Lessor or any of their respective properties may be bound or affected.

(iii)          Neither the execution and delivery by WFBN or Lessor of this Amendment nor the performance by WFBN or Lessor of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, any governmental authority of the United States of America governing the banking or trust powers of WFBN, or any governmental authority of the State of Utah, except for the approvals, authorizations and consents that have heretofore been obtained.

(iv)          This Amendment has been duly executed and delivered by WFBN and Lessor and, subject to obtaining the order of the Bankruptcy Court contemplated herein, constitutes the legal, valid, binding and enforceable obligation of WFBN and Lessor (as such enforceability may be affected by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

 (c)          Owner Participant represents and warrants to Lessee, on the date this Amendment is executed and delivered by Lessor and Lessee, and on and as of the date hereof and the Effective Date, that:

(i)            Owner Participant (1) is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, has full power, authority and legal right to own its properties and to carry on its business as presently conducted and to perform its obligations under the Operative Agreements to which it is a party, (2) holds all licenses, certificates and permits from all governmental authorities necessary for the conduct of its business, and (3) is duly qualified to do business as a corporation in good standing in each jurisdiction in which the failure to be so qualified would have a materially adverse effect on Owner Participant or on its ability to perform its obligations under the Operative Agreements to which it is a party.

(ii)           This Amendment has been duly authorized by all necessary action on the part of Owner Participant, and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Owner Participant with any of the terms and provisions hereof does or will violate any provision of the articles of incorporation or by-laws of Owner Participant or any law, rule, regulation, judgment, order or decree of any government or governmental instrumentality or court having jurisdiction over Owner Participant, or any of its activities or properties, or does or will result in any breach of, or constitute any default under, or result in the creation of any Lien upon any property of Owner Participant under, any indenture, mortgage, deed of trust, conditional sale contract, loan or credit agreement, or other agreement or instrument to which Owner Participant is a party or by which Owner Participant or any of its properties may be bound or affected.

(iii)          Neither the execution and delivery by Owner Participant of this Amendment nor the performance by Owner Participant of any of the transactions contemplated hereby require the consent, approval, order or authorization of, or registration with, or the giving of notice to, the Aeronautics Authority or any other domestic or foreign governmental authority, except for the approvals, authorizations and consents that have heretofore been obtained, including the order of the Bankruptcy Court approving the terms hereof and the transactions contemplated hereby.

(iv)          This Amendment has been duly executed and delivered by Owner Participant and, subject to obtaining the order of the Bankruptcy Court contemplated herein, constitutes the legal, valid, binding and enforceable obligation of Owner Participant (as such enforceability may be affected by applicable bankruptcy, insolvency or other similar laws affecting creditors’ rights generally).

9.             CONDITIONS PRECEDENT

This Amendment shall become effective, and Lessee will be deemed to have assumed the rights and obligations of and under the Lease, as amended hereby, and of and under the other Lessee Operative Agreements, as one or more of such Lessee Operative Documents are amended hereby, all as contemplated in the MOU, on the date (the “Effective Date”) that all of the following conditions have been satisfied, to the reasonable satisfaction of Lessor:

(a)           The Bankruptcy Court shall have entered an order, in form and substance satisfactory to Lessor, (i) approving this Amendment and the transactions contemplated hereby, (ii) approving the amendments to each of the Related Leases and to each of the Companion Leases, each such amendment dated the date hereof and entered into contemporaneously herewith (each such amendment, a “Lease Amendment”), between Lessee and Lessor (or Owner Participant acting as lessor) and the transactions contemplated thereby, (iii) approving the terms of the MOU and the transactions contemplated thereby, (iv) confirming and effectuating the assumption by Lessee of the Lease, as amended by this Amendment, and (v) confirming and effectuating the assumption by Lessee of each of the Related Leases and each of the Companion Leases, each as amended by the applicable Lease Amendment; and such order shall not have been reversed, stayed, modified or amended;

(b)           Lessor shall have received satisfactory legal opinions from FAA counsel, and New York and Hawaii counsel as to the matters referred to in paragraphs (a)(i) through (a)(v) of Section 8 above (or, if the matters referred to in paragraphs (a)(i) through (a)(iii) are covered, to Lessor’s reasonable satisfaction, in the Bankruptcy Court order described above, such opinion shall address only the matters referred to in paragraphs (a)(iv) and (a)(v)), and in paragraph (l) of Section 12 below, and as to such other matters as Lessor may reasonably request;

(c)           Lessee shall have paid the Security Deposit, as required pursuant to Section 3.2.3 of the Lease, as amended hereby;

(d)           All of Lessee’s representations and warranties set forth in Section 8 hereof and in Section 9 of the MOU shall be true and correct;

(e)           All conditions precedent to the effectiveness of each of the Lease Amendments shall have been fulfilled and each of such Lease Amendments same shall be in full force and effect; and

(f)            All of the events described in Section 8 of the MOU shall have occurred.

If the conditions set forth in the foregoing clauses (a) through (f) are not satisfied to the reasonable satisfaction of Lessor, on or before September 30, 2004, this Amendment shall become null and void.

10.          LEASE ASSUMED, RATIFIED AND CONFIRMED

On and after the Effective Date of this Amendment, (i) each reference in the Lease to “this Lease”, “hereunder”, “hereof”, or words of like import referring to the Lease shall be deemed to mean, and be a reference to, the Lease as amended by this Amendment, (ii) the Lease, as amended hereby, shall be deemed to be ratified and confirmed in all respects and in full force and effect, and (iii) the Lease shall be deemed to be, and shall be (pursuant to the order of the Bankruptcy Court described in paragraph (a) of Section 9 hereof) assumed for all purposes by Lessee, all as contemplated in the MOU.

11.          MUTUAL RELEASES

Lessor and Lessee have also agreed, as set forth in Section 6 of the MOU (as defined in Section 8(a)(vi) hereof), to release certain claims in connection with (i) the execution and delivery of this Amendment, and of the amendments to the Related Leases and to the Companion Leases, and the assumption by Lessee of the Lease, the Related Leases and the Companion Leases, and (ii) the other matters described in the MOU; and each of Lessor and Lessee acknowledges that such releases of claims constitute an integral part of the consideration between Lessor and Lessee to enter into this Amendment.

12.                               MISCELLANEOUS

(a)           No provision of this Amendment may be modified, amended or supplemented, or waived, released or discharged, except in a writing signed by Lessor and Lessee and specifying the provision intended to be modified, amended, supplemented, waived, released or discharged.

(b)           All notices, requests, demands, authorizations, directions, consents, waivers and other communications relating to this Amendment shall be made, given, furnished, or filed, and shall become effective, in the manner prescribed in § 14.7 of the Participation Agreement.

(c)           If any provision of this Amendment shall be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction because it conflicts with any other provision hereof or any constitution or statute or rule or public policy, or for any other reason, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance or in any other jurisdiction or of rendering any other provision herein contained invalid, inoperative, or unenforceable to any extent whatever.  The parties agree that they shall promptly replace any invalid, inoperative or unenforceable provision with a valid, operative and enforceable provision.

(d)           The headings of the sections and clauses of this Amendment are inserted for convenience only and shall not affect the interpretation hereof.

(e)           This Amendment shall be binding upon, and shall inure to the benefit of and shall be enforceable by, the parties hereto and their respective permitted successors and assigns; and for purposes of determining permitted successors and assigns, the terms of the Participation Agreement, the Lease and the other Operative Agreements shall govern and control.

(f)            The failure of any party hereto to exercise any right, power, or remedy provided under this Amendment or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

(g)           This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or e-mail shall be as effective as delivery of a manually executed signature page of this Amendment.  Any party hereto delivering an executed counterpart of this Amendment by facsimile shall also deliver an originally executed counterpart but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect hereof.

(h)           This Amendment shall be solely for the benefit of the parties hereto and the Owner Participant, and no other person or entity shall be a third-party beneficiary hereof.

(i)            The specific terms of the Lease that are amended and supplemented by this Amendment, shall be subject to the confidentiality restrictions set forth in § 8 of the Participation Agreement and in Section 23 of the MOU.  Notwithstanding the foregoing, each party hereto acknowledges and agrees that the terms of this Amendment may be summarized in the Subject Motion and in the Plan and the Disclosure Statement accompanying the Plan (as such terms are defined in the MOU).

(j)            All of the Appendices and Schedules attached to this Amendment are by this reference incorporated herein and made a part of this Amendment as though, and with the same force and effect as if, fully set forth herein.

(k)           For purposes of the last sentence of § 17.7(g) of the Lease, this Amendment, and the terms and provisions hereof, shall constitute an amendment, supplement and modification to the Operative Agreements.

(l)            Lessee shall cause this Amendment, so far as required or permitted by applicable law or regulation, to be kept, filed, registered and recorded at all times in accordance with § 7.1.3 of the Participation Agreement and the other applicable provisions of the Operative Agreements.

(m)          This Amendment constitutes, on and as of the date hereof, the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof, and supersedes all prior or contemporaneous understandings and agreements, whether written or oral, between or among any of the parties hereto with respect to the subject matter hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first written above.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee, as Lessor

By:	/s/ Nancy M. Dahl

Title:

HAWAIIAN AIRLINES, INC., as Lessee

By:	/s/ Joshua Gotbaum

Title:	Trustee

CONSENTED AND AGREED TO BY

BCC EQUIPMENT LEASING CORPORATION, as Owner Participant

By:	/s/ John A. Catron

Title:

APPENDIX A

1.             AMENDMENTS TO SCHEDULE 1- PART A

(a)           Schedule 1 - Part A to the Lease is hereby amended by adding (i) under the heading “Defined Term”, the term “Security Deposit”, and (ii) under the heading “Definition”, and corresponding to the term “Security Deposit”, the amount of “[***]”.

(b)           Schedule 1 - Part A to the Lease is hereby amended by adding (i) under the heading “Defined Term”, the term “467 Loan Interest Rate”, and (ii) under the heading “Definition”, and corresponding to the term “467 Loan Interest Rate”, the words “[***]for the calculation of Lessee 467 Loan Interest, and [***] for the calculation of Lessor 467 Loan Interest, in each case, compounded monthly”.

(c)           Schedule 1 - Part A to the Lease is hereby amended by deleting the definition for the defined term “Payment Date” and inserting in lieu thereof the following:

“The first day of each calendar month, commencing October 1, 2004 and continuing up to and including February 1, 2019, as set forth on Schedule 2 to the Lease.”

(d)           Schedule 1 - Part A to the Lease is hereby amended by deleting the definition for the defined term “Adjustment Amount” and inserting in lieu thereof the amount of “[***]”.

2.             AMENDMENTS TO ANNEX A - PART 2

(a)           Annex A - Part 2 to the Lease, and as the same Annex is attached to the Participation Agreement, is hereby further amended by adding, at the end of the definition of the term “Termination Value for the Aircraft” and before the “.”, the following words:

“(and such scheduled amount shall be referred to herein as the “Scheduled Termination Value”), provided that at any time a payment is required pursuant to this Lease of Termination Value, such payment (i) shall be reduced by the amount of any Lessor 467 Loan Balance then outstanding, plus a pro rata portion of the Lessor 467 Loan Interest for the relevant period, or (ii) shall be increased by the amount of any Lessee 467 Loan Balance then outstanding, plus a pro rata portion of the Lessee 467 Loan Interest for the relevant period (and the term “Termination Value for the Aircraft” shall mean the Scheduled Termination Value as so adjusted).

3.  [***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

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4.             AMENDMENTS TO ANNEX E - PART 1

(a)           Section 2.2.2 of Part 1 of Annex E to the Lease is hereby amended by adding, at the end thereof, a new paragraph (f) as follows:

“(f)          If Lessee shall have paid to Lessor and Lessor shall have received, by the Termination Date and in immediately available funds, all amounts due and payable to Lessor as set forth above in this Section 2.2.2 and all other Supplemental Rent due and payable, only then shall Lessor be obligated to pay to Lessee the amount, if any, equal to the lesser of (i) the Lessor 467 Loan Balance then outstanding, and (ii) the excess, if any, of (1) the amount of the proceeds of the sale of the Aircraft (net of all Expenses of Sale) that were received by the Lessor over (2) the Termination Value for the Aircraft.”

(b)           Section 2.3 of Part 1 of Annex E to the Lease is hereby amended by adding, at the end thereof, a new paragraph (d) as follows:

“(d)         If Lessee shall have paid to Lessor and Lessor shall have received, by the Termination Date in immediately available funds, all amounts due and payable to Lessor as set forth above in this §2.3 and all other Supplemental Rent due and payable, only then shall Lessor be obligated to pay to Lessee the amount, if any, equal to the lesser of (i) the Lessor 467 Loan Balance then outstanding, and (ii) the excess, if any, of (1) the amount of the highest bona fide cash bid described in §2.3(a)(2)(bb) over (2) the Termination Value for the Aircraft.”

5.             AMENDMENTS TO ANNEX E - PART 2

(a)           [***]

(b)           [***]

(c)           Section 2.2 of Annex E - Part 2 to the Lease is hereby amended by adding at the end thereof a new paragraph (c) as follows:

“(c)         If and for so long as the original Owner Participant, or any of its Affiliates, is and continues to be the Owner Participant, then § 13.8 of the Lease is hereby deemed to be further amended by (1) deleting, at the end of clause (c) thereof, the “.” and inserting, in lieu thereof, the words “,or”, and (2) by adding a new clause (d) reading as follows:

“(d) The “Joint Plan Of Joshua Gotbaum as chapter 11 trustee for Hawaiian Airlines, Inc., The Official Committee of Unsecured Creditors, Hawaiian Holdings, Inc. And RC Aviation, LLC, Dated As Of August 30, 2004” (as amended, the “Plan”), fails to provide for the affirmation of certain of Lessee’s obligations and liabilities as set forth in paragraph (f) of Section 2 of that certain Memorandum of Understanding, dated as of September 15, 2004 (the

2

“MOU”), among, inter alios, Lessor and Lessee; or the Plan at any time provides for the rejection of this Lease or any of the Related Leases or any of the three leases (each relating to a Boeing Model 767-33AER aircraft), between Owner Participant, as lessor, and Lessee, as lessee, as such leases are described in Attachment B to the MOU (and as such leases are amended pursuant to separate agreements between Owner Participant and Lessee entered into contemporaneously herewith as contemplated in the MOU).”

6.             AMENDMENTS TO TAX INDEMNITY AGREEMENT

(a)           Section 1.9 of the Tax Indemnity Agreement is hereby amended by re-designating clause (i) thereof as clause (j) and inserting, after clause (h) and before the word “or”, a new clause (i) as follows:

“(i) the entering into by the parties thereto of Amendment No. 1 to Lease Agreement N475HA and Related Amendments,”

(b)           Section 1 of the Tax Indemnity Agreement is hereby amended by adding a new subsection 1.13 as follows:

“1.13 “467 Loan Structure” shall have the meaning given it in Section 2.11 hereof.”

Each of the subsections of said Section 1 following this new subsection 1.13 shall be deemed to be renumbered accordingly, and any cross-references in the Tax Indemnity Agreement or in any of the other Operative Agreements to any of such subsections shall be deemed to refer to such subsections as renumbered hereby.

(c)           Section 1.18 of the Tax Indemnity Agreement is hereby amended by inserting, at the end thereof and before the “.”, the following words:

“provided that any breach of the representation set forth in the second sentence of Section 3.10 hereof shall only be a “Lessee Act” if and to the extent that such breach occurs prior to, or in respect of any period prior to, the Section 467 Effective Date (other than any such breach resulting from that certain “Amendment No. 1 to Lease Agreement N475HA and Related Amendments”, dated as of October 1, 2004, between Lessor and Lessee and consented to by Owner Participant)”

(d)           Section 2.5 of the Tax Indemnity Agreement is hereby amended by inserting, after the phrase “with respect to” and before the phrase “any debt incurred by the Lessor”, the designation “(i)”; and by inserting, after the phrase “Operative Agreements” and before the phrase “(the “Interest Deductions”)” the following phrase:

“and (ii) any Lessor Section 467 Loan Balance shown on Schedule 2(b) to the Lease will be deductible by the Owner Participant at the times and in the amounts set

3

forth under the caption entitled “Lessor 467 Loan Interest” on Schedule 2(b) to the Lease”

(e)           Section 2.7 of the Tax Indemnity Agreement is hereby amended by inserting, at the end of clause (e) thereof, after the comma, and before the word “or” the following clause:

“(f) any Lessee 467 Loan Interest at the times and in the amounts set forth under the caption “Lessee 467 Loan Interest” on Schedule 2(b) to the Lease.”

The two references, in said Section 2.7, following such new insert to clause “(f)” shall be amended to refer to clause “(g)”.

(f)            Section 3.10 of the Tax Indemnity Agreement is hereby amended by inserting, at the end thereof and before the “.”, the following words:

“; provided that, with respect to Inclusion Events arising as a result of the application of Section 467 of the Code, this representation and warranty shall only apply to Inclusion Events arising prior to, or in respect of any period prior to, the Section 467 Effective Date (other than any such Inclusion Event resulting from that certain “Amendment No. 1 to Lease Agreement N475HA and Related Amendments”, dated as of October 1, 2004, between Lessor and Lessee and consented to by Owner Participant)”

(g)           Section 7 of the Tax Indemnity Agreement is hereby amended (i) by deleting at the end of clause (u) thereof the word “or”, (ii) by deleting at the end of clause (v) thereof the “.” and inserting in lieu thereof the word “; or”, and (iii) by inserting a new clause (w) at the end thereof as follows:

“(w) The application of Section 467 of the Code unless resulting from a Lessee Act.”

(h)           Section 10 of the Tax Indemnity Agreement is hereby amended by inserting, at the end thereof, the following new paragraph:

“All adjustments (1) shall be made so as to avoid characterization of the Lease as a “disqualified leaseback or long-term agreement” within the meaning of Code § 467 and Treasury Regulations thereunder, and (2) shall be in compliance with the requirements of § 4.01 and § 4.06 of Revenue Procedure 2001-28 and § 4.02(5) and § 4.07 of Revenue Procedure 2001-29, except to the extent that on the Delivery Date the Lease constituted a “disqualified leaseback or long-term agreement” or was not in compliance with the Revenue Procedure sections referred to in clause (2).”

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APPENDIX B

There shall be added to Annex C to the Lease a new Section F as follows:

“F. Maintenance Reserves

1.             Payment of Maintenance Reserves. In addition to the Basic Rent required to be paid for the Aircraft pursuant to Section 3.2.1 of the Lease, Lessee shall pay to Lessor (or to Owner Participant as the delegate of Lessor) as Supplemental Rent, on or before the 15th day of each calendar month commencing May 15, 2005, maintenance reserves ( the “Maintenance Reserves”) in respect of the Airframe, Engines, APU and Landing Gear as follows:

(a)           in respect of the Airframe, [***] for each Airframe Flight Hour that the Airframe is operated during the immediately preceding Reserve Period (all amounts paid from time to time, pursuant to this clause (a), shall constitute the “Airframe Reserves”);

(b)           in respect of each Engine, [***] for each Engine Flight Hour that each Engine is operated during the immediately preceding Reserve Period (all amounts paid from time to time, pursuant to this clause (c), shall constitute the “Engine Reserves”);

(c)           in respect of life-limited Part installed on each Engine, [***] for each Engine Flight Hour that each Engine is operated during the immediately preceding Reserve Period (all amounts paid from time to time, pursuant to this clause (b), shall constitute the “Engine LLP Reserves”);

(d)           in respect of the APU, [***] for each Airframe Flight Hour that the Airframe is operated during the immediately preceding Reserve Period (all amounts paid from time to time, pursuant to this clause (d), shall constitute the “APU Reserves”); and

(e)           in respect of the Landing Gear, [***] for each Airframe Flight Hour that the Airframe is operated during the immediately preceding Reserve Period (all amounts paid from time to time, pursuant to this clause (e), shall constitute the “Landing Gear Reserves”; and the Airframe Reserves, the Engine Reserves, the Engine LLP Reserves, the APU Reserves and the Landing Gear Reserves shall together constitute the “Maintenance Reserves”).

Maintenance Reserves shall be payable through and including the month in which the Lease is terminated or expires and the Aircraft and the Returnable Records are returned to Lessor in accordance with the terms of the Lease. [***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

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2.             Adjustment of Maintenance Reserves. The amounts of the Airframe Reserves, Engine Reserves, Engine LLP Reserves, APU Reserves and Landing Gear Reserves are based on an average annual sector flight time of [***] Flight Hours. The amounts of any one or more of such elements of the Maintenance Reserves shall be increased if, at any time, in Lessor’s reasonable judgment and taking into account Lessee’s operation of the Aircraft, Lessee’s operational environment and Lessee’s actual maintenance cost experience, such Maintenance Reserves are not sufficient to cover the related maintenance costs; similarly, the amounts of any one or more of such elements of the Maintenance Reserves shall be reduced if, at any time, upon Lessee’s request for review, Lessor shall be reasonably satisfied that such Maintenance Reserves are in excess of the amounts needed to cover the related maintenance costs, taking into account Lessee’s operation of the Aircraft, Lessee’s operating environment and Lessee’s actual maintenance cost experience. Lessor shall supply Lessee with the information on which Lessor bases its conclusion that any such increase or decrease is warranted.

In addition, at the time an Engine undergoes a shop visit for Performance Restoration during the Term or the APU undergoes “off the fuselage maintenance” (as defined in clause (d) of paragraph 3, below) during the Term, the rate for the Performance Restoration Payments or APU Payments, as the case may be, thereafter payable by Lessee in respect of the Engines or the APU shall be increased or decreased by Lessor as necessary to ensure payment by Lessee of an hourly rate sufficient to meet the projected costs of future Performance Restoration for the Engines and future “off the fuselage maintenance” for the APU. The amount of such increase or decrease shall be determined, after taking into account any unused balance of applicable Performance Restoration Payments or APU Payments, as the case may be, by reference to the amount obtained by dividing (A) the projected total cost of the Performance Restoration to be performed for each Engine or “off the fuselage maintenance” of the APU, as the case may be (which will be based, in part, on the actual total cost of the Performance Restoration of the Engine that has undergone a shop visit for Performance Restoration or the actual total cost of the “off the fuselage maintenance” of the APU, as the case may be, but escalated as necessary for inflation and adjusted for other cost increases anticipated for the next Performance Restoration shop visit of each of the Engines or the “off the fuselage maintenance” of the APU, as the case may be) by (B) the number of Flight Hours that will, in respect of the next Performance Restoration shop visit anticipated for the relevant Engine, or the number of Flight Hours that will, in respect of the next “off the fuselage maintenance” anticipated for the APU, constitute the industry mean time between removals for engines or auxiliary power units (as the case may be) of similar type, age, thrust, characteristics, maintenance status and histories and operating conditions as such Engine or the APU, as the case may be, as determined from records maintained by the manufacturer of such equipment on the basis of the average of the industry mean time between removals over the immediately preceding twelve (12) months. For example, in respect of the Engines (but subject to any necessary adjustments to give effect to the other relevant circumstances), if the total cost incurred for a shop visit for Performance Restoration for an Engine is [***] and the industry mean time between removals for similar engines at the time of the next anticipated shop visit for Performance Restoration for such Engine is [***] Flight

6

Hours, the hourly rate that Lessee will thereafter be required to pay for Performance Restoration Payments for each Engine will be [***] per Flight Hour.

Lessee has advised Lessor that Lessee has entered into one or more “power by the hour” maintenance agreements for the Engines and APU with one or more engine and auxiliary power unit maintenance providers (which may be the Engine manufacturer and the manufacturer of the APU, but, in any event, will be maintenance providers reasonably satisfactory to Lessor) and may enter into one or more “power by the hour” maintenance agreements for the Landing Gear with one or more maintenance providers (which may be the Landing Gear manufacturer, but in any event, will be maintenance providers reasonably satisfactory to Lessor). Lessee has requested Lessor to waive Lessee’s obligation to pay Engine Reserves, Engine LLP Reserves, APU Reserves and Landing Gear Reserves (if subject to a power by the hour agreement) for so long as such “power by the hour” maintenance agreements for the Engines, the APU and the Landing Gear, respectively, are in force and effect; and Lessor is willing to do [***]

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3.             Drawdowns of Maintenance Reserves. Maintenance Payments paid by Lessee to Lessor will be reimbursed to Lessee as follows:

(a)           if the Airframe undergoes a scheduled “4C” systems/zonal/structural check, as defined in the then latest revision of the Boeing Maintenance Planning Document, or equivalent, performed by an Approved Maintenance Performer, Lessor will reimburse Lessee, from the then-existing Airframe Reserves, for the actual cost incurred by Lessee for such check performed on the Airframe and identified in the then latest revision of the Boeing Maintenance Planning Document;

(b)           if an Engine undergoes a shop visit for Performance Restoration pursuant to Lessee’s Maintenance Program and the then latest revision of the engine management program approved by the Engine Manufacturer, performed by an Approved Maintenance Performer, Lessor will reimburse Lessee, from the then-existing Engine Reserves in respect of such Engine, for the actual cost incurred by Lessee for such shop visit for Performance Restoration, excluding the cost of any life-limited Parts for such Engine or any other costs not constituting Performance Restoration and, for the avoidance of doubt, Performance Restoration will not include the cost of removal, shipment or re-installation of such Engine or any maintenance of components associated with an installed engine, e.g., quick engine change kits, nose cowls, thrust reversers, line replaceable units;

(c)           if pursuant to Lessee’s Maintenance Program and the then latest revision of the engine management program approved by the Engine manufacturer a life-limited Part of an Engine is required to be replaced, Lessor will reimburse Lessee, from the then-existing Engine LLP Reserves in respect of such Engine, for the actual cost incurred by Lessee for the purchase of such replacement life-limited Part, excluding any credits, rebates or other allowances for any Cycles or time remaining on the replaced life-limited Part;

(d)           if the APU undergoes “off the fuselage” maintenance (as hereinafter defined) pursuant to Lessee’s Maintenance Program performed by an Approved Maintenance Performer, subject to the last sentence of this clause (d), Lessor will reimburse Lessee, from the then-existing APU Reserves, for the actual cost incurred by Lessee for such off the fuselage maintenance. “Off the fuselage” maintenance of the APU means any heavy maintenance of the APU performed by an Approved Maintenance Performer during a shop visit that requires teardown/disassembly, to the extent the same results in performance restoration; provided, however, such maintenance will not include the cost of removal, shipment or re-installation of the APU or any maintenance of components associated with an installed auxiliary power unit. Lessor will make such APU Reserves available to Lessee for the cost of off the fuselage maintenance of the removed APU: (x) when Lessee reinstalls such APU in the Airframe following such maintenance or (y) when Lessee replaces such APU with an auxiliary power unit that meets all requirements of this Lease, including Section B of this Annex C (determined

8

immediately after such off the fuselage maintenance of the removed APU and on the assumption that the removed APU had been reinstalled in the Airframe); and

(e) if the Landing Gear undergoes a Landing Gear Overhaul, performed by an Approved Maintenance Performer, Lessor will reimburse Lessee, from the then-existing Landing Gear Reserves, for the actual costs incurred by Lessee for such Landing Gear Overhaul.

4.             Additional Exclusions from Reimbursement. Notwithstanding anything in this Section F to the contrary, none of the Maintenance Reserves will be available to pay for: (A) any maintenance or Parts replacement required as the result of foreign object damage, operational misuse, mishandling, faulty maintenance, accidental damage, abuse, modification or alteration, whether as the result of airworthiness directives, service bulletins or otherwise, or any cost which is reimbursable from insurance after due diligence or claims against the manufacturer or repairer of any item of equipment, or part thereof, in respect of the condition or performance of such item of equipment, or part thereof, whether based on warranty claims or otherwise, (B) replacement, repair or rental of engine line replaceable units (regardless of whether or not such units must be operational for the repair facility to return an Engine to service), (C) labor at premium rates, or (D) taxes or shipping and handling charges or the like incurred in connection with any of the foregoing maintenance or overhaul or purchase of life-limited Parts; provided that, if, coincident with any repairs necessitated by foreign object damage, other repairs or maintenance (reimbursable under this Agreement) are performed, then drawdowns for such other repairs and maintenance shall be permitted. If Maintenance Reserves are used to pay for the cost of any maintenance or Life-Limited Parts replacement contemplated in this Section F, any recoveries from Airframe Manufacturer or Engine Manufacturer, or any subcontractor, vendor or supplier in respect thereof, shall be paid to Lessor and added to the appropriate Maintenance Reserves held by Lessor.

5.             Procedures for Reimbursement. Prior to performing any maintenance or overhaul for which Lessee will seek reimbursement under this Section F, Lessee shall submit to Lessor for approval an estimate of the cost of such maintenance or overhaul to be performed by an Approved Maintenance Performer. If Lessor has not objected to the estimate in writing within five Business Days of receiving such estimates, Lessee may treat such estimate as having been approved for all purposes hereunder. Estimates and invoices submitted for maintenance and overhaul work to be paid for out of the applicable Maintenance Reserves shall contain billing only in respect of the Airframe, the Engine(s), the APU or the Landing Gear, and shall contain or be accompanied with the following substantiating data or reasonable equivalent (to the extent such data is applicable):

Invoice

(a)                                  work scope (routine, non-routine, hard time items, materials)

(b)                                 vendor repair and overhaul instructions

(c)                                  engine removal message and report

(d)                                 vendor invoice and billing summary

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(e)                                  customer engine information

(f)                                    list of airworthiness directives and service bulletins accomplished during maintenance visit

(g)                                 insurance claims submitted

(h)                                 date of removal

(i)                                     reason for removal

(j)                                     Flight Hours and Cycles since last shop visit

(k)                                  data supporting Lessee payment of invoices must be submitted for reimbursement

(l)                                     FAA Form 337

(m)                               FAA 8130 Release Tag

(n)                                 vendor tear down report

(o)                                 current disk sheet for engine

(p)                                 total Flight Hours and Cycles since new

Provided no Default or Event of Default has occurred and is continuing, within fifteen (15) Business Days after receipt of the invoice for such maintenance or overhaul work for the Airframe, an Engine, the Landing Gear or APU, or for the purchase of an Engine Life-Limited Part, with the required accompanying data, Lessor will pay the invoice amount for such maintenance or overhaul, or for the purchase of such Engine Life-Limited Part, out of the applicable Maintenance Reserves, except for any amounts which are materially inconsistent with the estimate previously approved by Lessor (and as to such amounts Lessor and Lessee agree to seek to resolve any such disputes as expeditiously as possible). In the event the cost of such overhaul or maintenance, or purchase, exceeds the unused balance of the applicable Maintenance Reserves theretofore paid to Lessor (determined as of the date of the applicable reimbursement payment by Lessor), Lessee shall be solely responsible for and shall promptly pay such excess amount, without affecting any of Lessee’s other obligations hereunder. [***].

LESSOR SHALL HAVE NO DUTY TO DETERMINE WHETHER ANY ITEM OF EQUIPMENT OR THE APU IS REQUIRED TO BE OVERHAULED OR MAINTAINED, OR TO OBSERVE OR INSPECT THE MAINTENANCE OF ANY ITEM OF EQUIPMENT OR APU, AND LESSOR SHALL NOT INCUR ANY LIABILITY OR OBLIGATION BY REASON OF THE FAILURE OF ANY EQUIPMENT TO BE PROPERLY MAINTAINED OR BY REASON OF LESSOR’S ELECTION TO OBSERVE OR INSPECT OR NOT TO OBSERVE OR INSPECT ANY OVERHAUL OR MAINTENANCE OF ANY EQUIPMENT.

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6.                                       [***]

7.                                       Monthly Reports. Together with each monthly payment of Maintenance Reserves, Lessee shall notify Lessor of the number of Flight Hours and Cycles which have been accumulated on the Airframe, each Engine and the APU, respectively, during the preceding calendar month, and Lessee shall provide Lessor with such supporting or other information and documentation as Lessor may from time to time request.

8.                                       Non-Payment in Event of Default. Any amount referred to in this Section F which is payable to Lessee shall not be paid to Lessee if at the time of such payment a Default or an Event of Default shall have occurred and be continuing. In such event, all such amounts shall continue to be held by Lessor as security for the performance by Lessee of its obligations under this Lease or, at Lessor’s option, applied by Lessor toward payment of any of such obligations of Lessee at the time due hereunder as Lessor may elect. At such time as Lessee shall have cured all Defaults and Events of Default, all such amounts at the time held by Lessor which should have been distributed to Lessee under this Section F, in excess of the amounts, if any, which Lessor shall have elected to apply as above provided, shall be paid to Lessee.

9.                                       Return of Unused Maintenance Reserves. Upon full performance by Lessee of all its obligations under this Lease and each of the Related Leases and under each of the three leases (each relating to a Boeing Model 767-33AER aircraft), between Owner Participant, as lessor, and Lessee, as lessee, as such leases are described in Attachment B to the MOU (and as such leases are amended pursuant to separate agreements between Owner Participant and Lessee entered into contemporaneously herewith as contemplated in the MOU), and provided that no Default or Event of Default shall have occurred and be continuing, Lessor shall return to Lessee, without interest, any Maintenance Reserves then held by Lessor and remaining unused and unapplied, [***].

10.                                 Definitions. For purposes of the Section F, the following terms shall have the noted definitions:

(a) ”Approved Maintenance Performer” means any maintenance performer chosen by Lessee and approved by Lessor, which approval shall not be unreasonably withheld, and holding all necessary approvals of the Aeronautics Authority for the maintenance tasks to be performed in respect of the Airframe, Engines, APU or Landing Gear and for the same type airframe, engine, auxiliary power unit and landing gear, as the case may be, as the Airframe, Engines, APU and Landing Gear.

(b)                                 “Flight Hour” means: (i) with respect to the Airframe, each hour or part thereof which elapses from the time the wheels of the Airframe leave the ground on take-off to the time when the wheels of the Airframe touch the ground on landing, and (ii) with respect to an Engine or other engine or any Part or part, including the APU, each hour or part thereof which elapses from the time the wheels of the airframe, whether or not the Airframe leased hereunder, on which such Engine or other engine or Part or part

11

is installed, leave the ground on takeoff to the time when the wheels of such airframe touch the ground on landing.

(c)                                  “Landing Gear” means (a) each of the following landing gear assemblies, identified by serial number UNJ050 and (b) any landing gear assembly substituted for any such identified landing gear assembly in accordance with this Agreement.

(d)                                 “Landing Gear Overhaul” means any full overhaul of any Landing Gear to essentially full manufacturer specification and operating condition, and, for the avoidance of doubt, “full overhaul” does not mean only the replacement, repair or overhaul of any rotable components, any cleaning or replacement of seals, any repair of brakes, wheels or tires, brake rods, struts or braces, in each case, that occurs any more frequently than a full overhaul.

(e)                                  “Performance Restoration” of an Engine means heavy maintenance for such Engine performed by an Approved Maintenance Performer during a shop visit that requires the teardown/disassembly and refurbishment of the HPC and HPT modules of such Engine, and the inspection, teardown/disassembly and repair or refurbishment as and if required of each of the other modules of such Engine, that results in full performance restoration (within Engine manufacturer’s limits) of such Engine.

(f)                                    “Reserve Period” means (a) in the case of the first payment of Maintenance Reserves, the calendar month of April, 2005, (b) in the case of each succeeding required payment of Maintenance Reserves (other than the last such payment), the calendar month immediately preceding the month in which such payment of Maintenance Reserves is required to be made, and (c) in the case of the last payment of Maintenance Reserves, the period from the end of the preceding calendar month to, and including, the last day of the Lease Term.

12

Schedule 2

Basic Rent Payments

AMENDMENT NO. 1 TO

LEASE AGREEMENT N475HA

BASIC RENT PAYMENTS

	Column 1	Column 2
Payment Date	Basic Rent	Rent Allocable for Period From and Including Last Preceding Payment Date Through and Excluding Specified Date

January 1, 2004	[***]	[***]
March 15, 2004	[***]	[***]
April 16, 2004	[***]	[***]
June 2, 2004	[***]	[***]
July 1, 2004	[***]	[***]
August 1, 2004	[***]	[***]
September 1, 2004	[***]	[***]
October 1, 2004	[***]	[***]
November 1, 2004	[***]	[***]
December 1, 2004	[***]	[***]
January 1, 2005	[***]	[***]
February 1, 2005	[***]	[***]
March 1, 2005	[***]	[***]
April 1, 2005	[***]	[***]
May 1, 2005	[***]	[***]
June 1, 2005	[***]	[***]
July 1, 2005	[***]	[***]
August 1, 2005	[***]	[***]
September 1, 2005	[***]	[***]
October 1, 2005	[***]	[***]
November 1, 2005	[***]	[***]
December 1, 2005	[***]	[***]
January 1, 2006	[***]	[***]
February 1, 2006	[***]	[***]
March 1, 2006	[***]	[***]
April 1, 2006	[***]	[***]
May 1, 2006	[***]	[***]
June 1, 2006	[***]	[***]
July 1, 2006	[***]	[***]
August 1, 2006	[***]	[***]
September 1, 2006	[***]	[***]
October 1, 2006	[***]	[***]
November 1, 2006	[***]	[***]
December 1, 2006	[***]	[***]
January 1, 2007	[***]	[***]
February 1, 2007	[***]	[***]
March 1, 2007	[***]	[***]
April 1, 2007	[***]	[***]
May 1, 2007	[***]	[***]
June 1, 2007	[***]	[***]
July 1, 2007	[***]	[***]
August 1, 2007	[***]	[***]
September 1, 2007	[***]	[***]
October 1, 2007	[***]	[***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

1

	Column 1	Column 2
Payment Date	Basic Rent	Rent Allocable for Period From and Including Last Preceding Payment Date Through and Excluding Specified Date

November 1, 2007	[***]	[***]
December 1, 2007	[***]	[***]
January 1, 2008	[***]	[***]
February 1, 2008	[***]	[***]
March 1, 2008	[***]	[***]
April 1, 2008	[***]	[***]
May 1, 2008	[***]	[***]
June 1, 2008	[***]	[***]
July 1, 2008	[***]	[***]
August 1, 2008	[***]	[***]
September 1, 2008	[***]	[***]
October 1, 2008	[***]	[***]
November 1, 2008	[***]	[***]
December 1, 2008	[***]	[***]
January 1, 2009	[***]	[***]
February 1, 2009	[***]	[***]
March 1, 2009	[***]	[***]
April 1, 2009	[***]	[***]
May 1, 2009	[***]	[***]
June 1, 2009	[***]	[***]
July 1, 2009	[***]	[***]
August 1, 2009	[***]	[***]
September 1, 2009	[***]	[***]
October 1, 2009	[***]	[***]
November 1, 2009	[***]	[***]
December 1, 2009	[***]	[***]
January 1, 2010	[***]	[***]
February 1, 2010	[***]	[***]
March 1, 2010	[***]	[***]
April 1, 2010	[***]	[***]
May 1, 2010	[***]	[***]
June 1, 2010	[***]	[***]
July 1, 2010	[***]	[***]
August 1, 2010	[***]	[***]
September 1, 2010	[***]	[***]
October 1, 2010	[***]	[***]
November 1, 2010	[***]	[***]
December 1, 2010	[***]	[***]
January 1, 2011	[***]	[***]
February 1, 2011	[***]	[***]
March 1, 2011	[***]	[***]
April 1, 2011	[***]	[***]
May 1, 2011	[***]	[***]
June 1, 2011	[***]	[***]

2

	Column 1	Column 2
Payment Date	Basic Rent	Rent Allocable for Period From and Including Last Preceding Payment Date Through and Excluding Specified Date

July 1, 2011	[***]	[***]
August 1, 2011	[***]	[***]
September 1, 2011	[***]	[***]
October 1, 2011	[***]	[***]
November 1, 2011	[***]	[***]
‘ December 1, 2011	[***]	[***]
January 1, 2012	[***]	[***]
February 1, 2012	[***]	[***]
March 1, 2012	[***]	[***]
April 1, 2012	[***]	[***]
May 1, 2012	[***]	[***]
June 1, 2012	[***]	[***]
July 1, 2012	[***]	[***]
August 1, 2012	[***]	[***]
September 1, 2012	[***]	[***]
October 1, 2012	[***]	[***]
November 1, 2012	[***]	[***]
December 1, 2012	[***]	[***]
January 1, 2013	[***]	[***]
February 1, 2013	[***]	[***]
March 1, 2013	[***]	[***]
April 1, 2013	[***]	[***]
May 1, 2013	[***]	[***]
June 1, 2013	[***]	[***]
July 1, 2013	[***]	[***]
August 1, 2013	[***]	[***]
September 1, 2013	[***]	[***]
October 1, 2013	[***]	[***]
November 1, 2013	[***]	[***]
December 1, 2013	[***]	[***]
January 1, 2014	[***]	[***]
February 1, 2014	[***]	[***]
March 1, 2014	[***]	[***]
April 1, 2014	[***]	[***]
May 1, 2014	[***]	[***]
June 1, 2014	[***]	[***]
July 1, 2014	[***]	[***]
August 1, 2014	[***]	[***]
September 1, 2014	[***]	[***]
October 1, 2014	[***]	[***]
November 1, 2014	[***]	[***]
December 1, 2014	[***]	[***]
January 1, 2015	[***]	[***]
February 1, 2015	[***]	[***]

3

	Column 1	Column 2
Payment Date	Basic Rent	Rent Allocable for Period From and Including Last Preceding Payment Date Through and Excluding Specified Date

March 1, 2015	[***]	[***]
April 1, 2015	[***]	[***]
May 1, 2015	[***]	[***]
June 1, 2015	[***]	[***]
July 1, 2015	[***]	[***]
August 1, 2015	[***]	[***]
September 1, 2015	[***]	[***]
October 1, 2015	[***]	[***]
November 1, 2015	[***]	[***]
December 1, 2015	[***]	[***]
January 1, 2016	[***]	[***]
February 1, 2016	[***]	[***]
March 1, 2016	[***]	[***]
April 1, 2016	[***]	[***]
May 1, 2016	[***]	[***]
June 1, 2016	[***]	[***]
July 1, 2016	[***]	[***]
August 1, 2016	[***]	[***]
September 1, 2016	[***]	[***]
October 1, 2016	[***]	[***]
November 1, 2016	[***]	[***]
December 1, 2016	[***]	[***]
January 1, 2017	[***]	[***]
February 1, 2017	[***]	[***]
March 1, 2017	[***]	[***]
April 1, 2017	[***]	[***]
May 1, 2017	[***]	[***]
June 1, 2017	[***]	[***]
July 1, 2017	[***]	[***]
August 1, 2017	[***]	[***]
September 1, 2017	[***]	[***]
October 1, 2017	[***]	[***]
November 1, 2017	[***]	[***]
December 1, 2017	[***]	[***]
January 1, 2018	[***]	[***]
February 1, 2018	[***]	[***]
March 1, 2018	[***]	[***]
April 1, 2018	[***]	[***]
May 1, 2018	[***]	[***]
June 1, 2018	[***]	[***]
July 1, 2018	[***]	[***]
August 1, 2018	[***]	[***]
September 1, 2018	[***]	[***]
October 1, 2018	[***]	[***]

4

	Column 1	Column 2
Payment Date	Basic Rent	Rent Allocable for Period From and Including Last Preceding Payment Date Through and Excluding Specified Date

November 1, 2018	[***]	[***]
December 1, 2018	[***]	[***]
January 1, 2019	[***]	[***]
February 1, 2019	[***]	[***]
February 28, 2019	[***]	[***]

5

Schedule 2(b)

467 LOAN SCHEDULE

AMENDMENT NO. 1 TO

LEASE AGREEMENT N475HA

467 LOAN SCHEDULE

Date	Lessor 467 Loan Balance	Lessor 467 Loan Interest	Lessee 467 Loan Balance	Lessee 467 Loan Interest

January 1, 2004	[***]	[***]	[***]	[***]
March 15, 2004	[***]	[***]	[***]	[***]
April 16, 2004	[***]	[***]	[***]	[***]
June 2, 2004	[***]	[***]	[***]	[***]
July 1, 2004	[***]	[***]	[***]	[***]
August 1, 2004	[***]	[***]	[***]	[***]
September 1, 2004	[***]	[***]	[***]	[***]
October 1, 2004	[***]	[***]	[***]	[***]
November 1, 2004	[***]	[***]	[***]	[***]
December 1, 2004	[***]	[***]	[***]	[***]
January 1, 2005	[***]	[***]	[***]	[***]
February 1, 2005	[***]	[***]	[***]	[***]
March 1, 2005	[***]	[***]	[***]	[***]
April 1, 2005	[***]	[***]	[***]	[***]
May 1, 2005	[***]	[***]	[***]	[***]
June 1, 2005	[***]	[***]	[***]	[***]
July 1, 2005	[***]	[***]	[***]	[***]
August 1, 2005	[***]	[***]	[***]	[***]
September 1, 2005	[***]	[***]	[***]	[***]
October 1, 2005	[***]	[***]	[***]	[***]
November 1, 2005	[***]	[***]	[***]	[***]
December 1, 2005	[***]	[***]	[***]	[***]
January 1, 2006	[***]	[***]	[***]	[***]
February 1, 2006	[***]	[***]	[***]	[***]
March 1, 2006	[***]	[***]	[***]	[***]
April 1, 2006	[***]	[***]	[***]	[***]
May 1, 2006	[***]	[***]	[***]	[***]
June I, 2006	[***]	[***]	[***]	[***]
July 1, 2006	[***]	[***]	[***]	[***]
August 1, 2006	[***]	[***]	[***]	[***]
September 1, 2006	[***]	[***]	[***]	[***]
October 1, 2006	[***]	[***]	[***]	[***]
November 1, 2006	[***]	[***]	[***]	[***]
December 1, 2006	[***]	[***]	[***]	[***]
January 1, 2007	[***]	[***]	[***]	[***]
February 1, 2007	[***]	[***]	[***]	[***]
March 1, 2007	[***]	[***]	[***]	[***]
April 1, 2007	[***]	[***]	[***]	[***]
May 1, 2007	[***]	[***]	[***]	[***]
June 1, 2007	[***]	[***]	[***]	[***]
July 1, 2007	[***]	[***]	[***]	[***]
August 1, 2007	[***]	[***]	[***]	[***]
September 1, 2007	[***]	[***]	[***]	[***]
October 1, 2007	[***]	[***]	[***]	[***]
November 1, 2007	[***]	[***]	[***]	[***]
December 1, 2007	[***]	[***]	[***]	[***]
January 1, 2008	[***]	[***]	[***]	[***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

1

Date	Lessor 467 Loan Balance	Lessor 467 Loan Interest	Lessee 467 Loan Balance	Lessee 467 Loan Interest

February 1, 2008	[***]	[***]	[***]	[***]
March 1, 2008	[***]	[***]	[***]	[***]
April 1, 2008	[***]	[***]	[***]	[***]
May 1, 2008	[***]	[***]	[***]	[***]
June 1, 2008	[***]	[***]	[***]	[***]
July 1, 2008	[***]	[***]	[***]	[***]
August 1, 2008	[***]	[***]	[***]	[***]
September 1, 2008	[***]	[***]	[***]	[***]
October 1, 2008	[***]	[***]	[***]	[***]
November 1, 2008	[***]	[***]	[***]	[***]
December 1, 2008	[***]	[***]	[***]	[***]
January 1, 2009	[***]	[***]	[***]	[***]
February 1, 2009	[***]	[***]	[***]	[***]
March 1, 2009	[***]	[***]	[***]	[***]
April 1, 2009	[***]	[***]	[***]	[***]
May 1, 2009	[***]	[***]	[***]	[***]
June 1, 2009	[***]	[***]	[***]	[***]
July 1, 2009	[***]	[***]	[***]	[***]
August 1, 2009	[***]	[***]	[***]	[***]
September 1, 2009	[***]	[***]	[***]	[***]
October 1, 2009	[***]	[***]	[***]	[***]
November 1, 2009	[***]	[***]	[***]	[***]
December 1, 2009	[***]	[***]	[***]	[***]
January 1, 2010	[***]	[***]	[***]	[***]
February 1, 2010	[***]	[***]	[***]	[***]
March 1, 2010	[***]	[***]	[***]	[***]
April 1, 2010	[***]	[***]	[***]	[***]
May 1, 2010	[***]	[***]	[***]	[***]
June 1, 2010	[***]	[***]	[***]	[***]
July 1, 2010	[***]	[***]	[***]	[***]
August 1, 2010	[***]	[***]	[***]	[***]
September 1, 2010	[***]	[***]	[***]	[***]
October 1, 2010	[***]	[***]	[***]	[***]
November 1, 2010	[***]	[***]	[***]	[***]
December 1, 2010	[***]	[***]	[***]	[***]
January 1, 2011	[***]	[***]	[***]	[***]
February 1, 2011	[***]	[***]	[***]	[***]
March 1, 2011	[***]	[***]	[***]	[***]
April 1, 2011	[***]	[***]	[***]	[***]
May 1, 2011	[***]	[***]	[***]	[***]
June 1, 2011	[***]	[***]	[***]	[***]
July 1, 2011	[***]	[***]	[***]	[***]
August 1, 2011	[***]	[***]	[***]	[***]
September 1, 2011	[***]	[***]	[***]	[***]
October 1, 2011	[***]	[***]	[***]	[***]
November 1, 2011	[***]	[***]	[***]	[***]
December 1, 2011	[***]	[***]	[***]	[***]

2

Date	Lessor 467 Loan Balance	Lessor 467 Loan Interest	Lessee 467 Loan Balance	Lessee 467 Loan Interest

January I, 2012	[***]	[***]	[***]	[***]
February 1, 2012	[***]	[***]	[***]	[***]
March 1, 2012	[***]	[***]	[***]	[***]
April 1, 2012	[***]	[***]	[***]	[***]
May 1, 2012	[***]	[***]	[***]	[***]
June 1, 2012	[***]	[***]	[***]	[***]
July 1, 2012	[***]	[***]	[***]	[***]
August 1, 2012	[***]	[***]	[***]	[***]
September 1, 2012	[***]	[***]	[***]	[***]
October 1, 2012	[***]	[***]	[***]	[***]
November 1, 2012	[***]	[***]	[***]	[***]
December 1, 2012	[***]	[***]	[***]	[***]
January 1, 2013	[***]	[***]	[***]	[***]
February 1, 2013	[***]	[***]	[***]	[***]
March 1, 2013	[***]	[***]	[***]	[***]
April 1, 2013	[***]	[***]	[***]	[***]
May 1, 2013	[***]	[***]	[***]	[***]
June 1, 2013	[***]	[***]	[***]	[***]
July 1, 2013	[***]	[***]	[***]	[***]
August 1, 2013	[***]	[***]	[***]	[***]
September 1, 2013	[***]	[***]	[***]	[***]
October 1, 2013	[***]	[***]	[***]	[***]
November 1, 2013	[***]	[***]	[***]	[***]
December 1, 2013	[***]	[***]	[***]	[***]
January 1, 2014	[***]	[***]	[***]	[***]
February 1, 2014	[***]	[***]	[***]	[***]
March 1, 2014	[***]	[***]	[***]	[***]
April 1, 2014	[***]	[***]	[***]	[***]
May 1, 2014	[***]	[***]	[***]	[***]
June 1, 2014	[***]	[***]	[***]	[***]
July 1, 2014	[***]	[***]	[***]	[***]
August 1, 2014	[***]	[***]	[***]	[***]
September 1, 2014	[***]	[***]	[***]	[***]
October 1, 2014	[***]	[***]	[***]	[***]
November 1, 2014	[***]	[***]	[***]	[***]
December 1, 2014	[***]	[***]	[***]	[***]
January 1, 2015	[***]	[***]	[***]	[***]
February 1, 2015	[***]	[***]	[***]	[***]
March 1, 2015	[***]	[***]	[***]	[***]
April 1, 2015	[***]	[***]	[***]	[***]
May 1, 2015	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]
July 1, 2015	[***]	[***]	[***]	[***]
August 1, 2015	[***]	[***]	[***]	[***]
September 1, 2015	[***]	[***]	[***]	[***]
October 1, 2015	[***]	[***]	[***]	[***]
November 1, 2015	[***]	[***]	[***]	[***]

3

Date	Lessor 467 Loan Balance	Lessor 467 Loan Interest	Lessee 467 Loan Balance	Lessee 467 Loan Interest

December 1, 2015	[***]	[***]	[***]	[***]
January 1, 2016	[***]	[***]	[***]	[***]
February 1, 2016	[***]	[***]	[***]	[***]
March 1, 2016	[***]	[***]	[***]	[***]
April 1, 2016	[***]	[***]	[***]	[***]
May 1, 2016	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]
July 1, 2016	[***]	[***]	[***]	[***]
August 1, 2016	[***]	[***]	[***]	[***]
September 1, 2016	[***]	[***]	[***]	[***]
October 1, 2016	[***]	[***]	[***]	[***]
November 1, 2016	[***]	[***]	[***]	[***]
December 1, 2016	[***]	[***]	[***]	[***]
January 1, 2017	[***]	[***]	[***]	[***]
February 1, 2017	[***]	[***]	[***]	[***]
March 1, 2017	[***]	[***]	[***]	[***]
April 1, 2017	[***]	[***]	[***]	[***]
May 1, 2017	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]
July 1, 2017	[***]	[***]	[***]	[***]
August 1, 2017	[***]	[***]	[***]	[***]
September 1, 2017	[***]	[***]	[***]	[***]
October 1, 2017	[***]	[***]	[***]	[***]
November 1, 2017	[***]	[***]	[***]	[***]
December 1, 2017	[***]	[***]	[***]	[***]
January 1, 2018	[***]	[***]	[***]	[***]
February I, 2018	[***]	[***]	[***]	[***]
March 1, 2018	[***]	[***]	[***]	[***]
April 1, 2018	[***]	[***]	[***]	[***]
May 1, 2018	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]
July 1, 2018	[***]	[***]	[***]	[***]
August 1, 2018	[***]	[***]	[***]	[***]
September 1, 2018	[***]	[***]	[***]	[***]
October 1, 2018	[***]	[***]	[***]	[***]
November 1, 2018	[***]	[***]	[***]	[***]
December 1, 2018	[***]	[***]	[***]	[***]
January 1, 2019	[***]	[***]	[***]	[***]
February 1, 2019	[***]	[***]	[***]	[***]
February 28, 2019	[***]	[***]	[***]	[***]

4

Schedule 3

STIPULATED LOSS VALUE

AMENDMENT NO. 1 TO

LEASE AGREEMENT N475HA

STIPULATED LOSS VALUE

Stipulated Loss Value Date	Stipulated Loss Value

October 1, 2004	[***]
November 1, 2004	[***]
December 1, 2004	[***]
January 1, 2005	[***]
February 1, 2005	[***]
March 1, 2005	[***]
April 1, 2005	[***]
May 1, 2005	[***]
June 1, 2005	[***]
July 1, 2005	[***]
August 1, 2005	[***]
September 1, 2005	[***]
October 1, 2005	[***]
November 1, 2005	[***]
December 1, 2005	[***]
January 1, 2006	[***]
February 1, 2006	[***]
March 1, 2006	[***]
April 1, 2006	[***]
May 1, 2006	[***]
June 1, 2006	[***]
July 1, 2006	[***]
August 1, 2006	[***]
September 1, 2006	[***]
October 1, 2006	[***]
November 1, 2006	[***]
December 1, 2006	[***]
January 1, 2007	[***]
February 1, 2007	[***]
March 1, 2007	[***]
April 1, 2007	[***]
May 1, 2007	[***]
June 1, 2007	[***]
July 1, 2007	[***]
August 1, 2007	[***]
September 1, 2007	[***]
October 1, 2007	[***]
November 1, 2007	[***]
December 1, 2007	[***]
January 1, 2008	[***]
February 1, 2008	[***]
March 1, 2008	[***]
April 1, 2008	[***]
May 1, 2008	[***]
June 1, 2008	[***]
July 1, 2008	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Stipulated Loss Value amounts

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

1

Stipulated Loss Value Date	Stipulated Loss Value

August 1, 2008	[***]
September 1, 2008	[***]
October 1, 2008	[***]
November 1, 2008	[***]
December 1, 2008	[***]
January 1, 2009	[***]
February 1, 2009	[***]
March 1, 2009	[***]
April 1, 2009	[***]
May 1, 2009	[***]
June 1, 2009	[***]
July 1, 2009	[***]
August 1, 2009	[***]
September 1, 2009	[***]
October 1, 2009	[***]
November 1, 2009	[***]
December 1, 2009	[***]
January 1, 2010	[***]
February 1, 2010	[***]
March 1, 2010	[***]
April 1, 2010	[***]
May 1, 2010	[***]
June 1, 2010	[***]
July 1, 2010	[***]
August 1, 2010	[***]
September 1, 2010	[***]
October 1, 2010	[***]
November 1, 2010	[***]
December 1, 2010	[***]
January 1, 2011	[***]
February 1, 2011	[***]
March 1, 2011	[***]
April 1, 2011	[***]
May 1, 2011	[***]
June 1, 2011	[***]
July 1, 2011	[***]
August 1, 2011	[***]
September 1, 2011	[***]
October 1, 2011	[***]
November 1, 2011	[***]
December 1, 2011	[***]
January 1, 2012	[***]
February 1, 2012	[***]
March 1, 2012	[***]
April 1, 2012	[***]
May 1, 2012	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Stipulated Loss Value amounts

2

Stipulated Loss Value Date	Stipulated Loss Value

June 1, 2012	[***]
July 1, 2012	[***]
August 1, 2012	[***]
September 1, 2012	[***]
October 1, 2012	[***]
November 1, 2012	[***]
December 1, 2012	[***]
January 1, 2013	[***]
February 1, 2013	[***]
March I, 2013	[***]
April 1, 2013	[***]
May 1, 2013	[***]
June 1, 2013	[***]
July 1, 2013	[***]
August 1, 2013	[***]
September 1, 2013	[***]
October 1, 2013	[***]
November 1, 2013	[***]
December 1, 2013	[***]
January 1, 2014	[***]
February 1, 2014	[***]
March 1, 2014	[***]
April 1, 2014	[***]
May 1, 2014	[***]
June 1, 2014	[***]
July 1, 2014	[***]
August 1, 2014	[***]
September 1, 2014	[***]
October 1, 2014	[***]
November 1, 2014	[***]
December 1, 2014	[***]
January 1, 2015	[***]
February 1, 2015	[***]
March 1, 2015	[***]
April 1, 2015	[***]
May 1, 2015	[***]
June 1, 2015	[***]
July 1, 2015	[***]
August 1, 2015	[***]
September 1, 2015	[***]
October 1, 2015	[***]
November 1, 2015	[***]
December 1, 2015	[***]
January 1, 2016	[***]
February 1, 2016	[***]
March 1, 2016	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Stipulated Loss Value amounts

3

Stipulated Loss Value Date	Stipulated Loss Value

April 1, 2016	[***]
May 1, 2016	[***]
June 1, 2016	[***]
July 1, 2016	[***]
August 1, 2016	[***]
September 1, 2016	[***]
October 1, 2016	[***]
November 1, 2016	[***]
December 1, 2016	[***]
January 1, 2017	[***]
February 1, 2017	[***]
March 1, 2017	[***]
April 1, 2017	[***]
May 1, 2017	[***]
June 1, 2017	[***]
July 1, 2017	[***]
August 1, 2017	[***]
September 1, 2017	[***]
October 1, 2017	[***]
November 1, 2017	[***]
December 1, 2017	[***]
January 1, 2018	[***]
February 1, 2018	[***]
March 1, 2018	[***]
April 1, 2018	[***]
May 1, 2018	[***]
June 1, 2018	[***]
July 1, 2018	[***]
August 1, 2018	[***]
September 1, 2018	[***]
October 1, 2018	[***]
November 1, 2018	[***]
December 1, 2018	[***]
January 1, 2019	[***]
February 1, 2019	[***]
February 28, 2019	[***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Stipulated Loss Value amounts

4

Schedule 4 - Part A

TERMINATION VALUE

AMENDMENT NO. 1 TO

LEASE AGREEMENT N475HA

TERMINATION VALUE

Termination Value Date	Column 1 Termination Value	Column 2 Termination Value

October 1, 2004	[***]	[***]
November 1, 2004	[***]	[***]
December 1, 2004	[***]	[***]
January 1, 2005	[***]	[***]
February 1, 2005	[***]	[***]
March 1, 2005	[***]	[***]
April 1, 2005	[***]	[***]
May 1, 2005	[***]	[***]
June 1, 2005	[***]	[***]
July 1, 2005	[***]	[***]
August 1, 2005	[***]	[***]
September 1, 2005	[***]	[***]
October 1, 2005	[***]	[***]
November 1, 2005	[***]	[***]
December 1, 2005	[***]	[***]
January 1, 2006	[***]	[***]
February 1, 2006	[***]	[***]
March 1, 2006	[***]	[***]
April 1, 2006	[***]	[***]
May 1, 2006	[***]	[***]
June 1, 2006	[***]	[***]
July 1, 2006	[***]	[***]
August 1, 2006	[***]	[***]
September 1, 2006	[***]	[***]
October 1, 2006	[***]	[***]
November 1, 2006	[***]	[***]
December 1, 2006	[***]	[***]
January 1, 2007	[***]	[***]
February 1, 2007	[***]	[***]
March 1, 2007	[***]	[***]
April 1, 2007	[***]	[***]
May 1, 2007	[***]	[***]
June 1, 2007	[***]	[***]
July 1, 2007	[***]	[***]
August 1, 2007	[***]	[***]
September 1, 2007	[***]	[***]
October 1, 2007	[***]	[***]
November 1, 2007	[***]	[***]
December 1, 2007	[***]	[***]
January 1, 2008	[***]	[***]
February 1, 2008	[***]	[***]
March 1, 2008	[***]	[***]
April 1, 2008	[***]	[***]
May 1, 2008	[***]	[***]
June 1, 2008	[***]	[***]
July 1, 2008	[***]	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Termination Value amounts

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

1

Termination Value Date	Column 1 Termination Value	Column 2 Termination Value

August 1, 2008	[***]	[***]
September 1, 2008	[***]	[***]
October 1, 2008	[***]	[***]
November 1, 2008	[***]	[***]
December 1, 2008	[***]	[***]
January 1, 2009	[***]	[***]
February 1, 2009	[***]	[***]
March 1, 2009	[***]	[***]
April 1, 2009	[***]	[***]
May 1, 2009	[***]	[***]
June 1, 2009	[***]	[***]
July 1, 2009	[***]	[***]
August 1, 2009	[***]	[***]
September 1, 2009	[***]	[***]
October 1, 2009	[***]	[***]
November 1, 2009	[***]	[***]
December 1, 2009	[***]	[***]
January 1, 2010	[***]	[***]
February 1, 2010	[***]	[***]
March 1, 2010	[***]	[***]
April 1, 2010	[***]	[***]
May 1, 2010	[***]	[***]
June 1, 2010	[***]	[***]
July 1, 2010	[***]	[***]
August 1, 2010	[***]	[***]
September 1, 2010	[***]	[***]
October 1, 2010	[***]	[***]
November 1, 2010	[***]	[***]
December 1, 2010	[***]	[***]
January 1, 2011	[***]	[***]
February 1, 2011	[***]	[***]
March 1, 2011	[***]	[***]
April I, 2011	[***]	[***]
May 1, 2011	[***]	[***]
June 1, 2011	[***]	[***]
July 1, 2011	[***]	[***]
August 1, 2011	[***]	[***]
September 1, 2011	[***]	[***]
October 1, 2011	[***]	[***]
November 1, 2011	[***]	[***]
December 1, 2011	[***]	[***]
January 1, 2012	[***]	[***]
February 1, 2012	[***]	[***]
March 1, 2012	[***]	[***]
April 1, 2012	[***]	[***]
May 1, 2012	[***]	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Termination Value amounts

2

Termination Value Date	Column 1 Termination Value	Column 2 Termination Value

June 1, 2012	[***]	[***]
July 1, 2012	[***]	[***]
August 1, 2012	[***]	[***]
September 1, 2012	[***]	[***]
October 1, 2012	[***]	[***]
November 1, 2012	[***]	[***]
December 1, 2012	[***]	[***]
January 1, 2013	[***]	[***]
February 1, 2013	[***]	[***]
March 1, 2013	[***]	[***]
April 1, 2013	[***]	[***]
May I, 2013	[***]	[***]
June 1, 2013	[***]	[***]
July 1, 2013	[***]	[***]
August 1, 2013	[***]	[***]
September 1, 2013	[***]	[***]
October 1, 2013	[***]	[***]
November 1, 2013	[***]	[***]
December 1, 2013	[***]	[***]
January 1, 2014	[***]	[***]
February 1, 2014	[***]	[***]
March 1, 2014	[***]	[***]
April 1, 2014	[***]	[***]
May 1, 2014	[***]	[***]
June 1, 2014	[***]	[***]
July 1, 2014	[***]	[***]
August 1, 2014	[***]	[***]
September 1, 2014	[***]	[***]
October 1, 2014	[***]	[***]
November 1, 2014	[***]	[***]
December 1, 2014	[***]	[***]
January 1, 2015	[***]	[***]
February 1, 2015	[***]	[***]
March 1, 2015	[***]	[***]
April 1, 2015	[***]	[***]
May 1, 2015	[***]	[***]
June 1, 2015	[***]	[***]
July 1, 2015	[***]	[***]
August 1, 2015	[***]	[***]
September 1, 2015	[***]	[***]
October 1, 2015	[***]	[***]
November 1, 2015	[***]	[***]
December 1, 2015	[***]	[***]
January 1, 2016	[***]	[***]
February 1, 2016	[***]	[***]
March 1, 2016	[***]	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Termination Value amounts

3

Termination Value Date	Column 1 Termination Value	Column 2 Termination Value

April 1, 2016	[***]	[***]
May 1, 2016	[***]	[***]
June 1, 2016	[***]	[***]
July 1, 2016	[***]	[***]
August 1, 2016	[***]	[***]
September 1, 2016	[***]	[***]
October 1, 2016	[***]	[***]
November 1, 2016	[***]	[***]
December 1, 2016	[***]	[***]
January 1, 2017	[***]	[***]
February 1, 2017	[***]	[***]
March 1, 2017	[***]	[***]
April 1, 2017	[***]	[***]
May 1, 2017	[***]	[***]
June 1, 2017	[***]	[***]
July 1, 2017	[***]	[***]
August 1, 2017	[***]	[***]
September 1, 2017	[***]	[***]
October 1, 2017	[***]	[***]
November 1, 2017	[***]	[***]
December 1, 2017	[***]	[***]
January 1, 2018	[***]	[***]
February 1, 2018	[***]	[***]
March 1, 2018	[***]	[***]
April 1, 2018	[***]	[***]
May 1, 2018	[***]	[***]
June 1, 2018	[***]	[***]
July 1, 2018	[***]	[***]
August 1, 2018	[***]	[***]
September 1, 2018	[***]	[***]
October 1, 2018	[***]	[***]
November 1, 2018	[***]	[***]
December 1, 2018	[***]	[***]
January 1, 2019	[***]	[***]
February 1, 2019	[***]	[***]
February 28, 2019	[***]	[***]

The amount of any outstanding Lessor 467 Loan Balance and/or any outstanding Lessee 467 Loan Balance are not included in Termination Value amounts

4

Schedule 4 - Part B

Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

Schedule 5

NOTIONAL DEBT AMORTIZATION

AMENDMENT NO. 1 TO

LEASE AGREEMENT N475HA

NOTIONAL DEBT AMORTIZATION

Interest Rate:                         [***]

Date	Takedown	Interest	Principal	Debt Service	Balance

October 1, 2004	[***]	[***]	[***]	[***]	[***]
November 1, 2004	[***]	[***]	[***]	[***]	[***]
December 1, 2004	[***]	[***]	[***]	[***]	[***]
January 1, 2005	[***]	[***]	[***]	[***]	[***]
February 1, 2005	[***]	[***]	[***]	[***]	[***]
March 1, 2005	[***]	[***]	[***]	[***]	[***]
April 1, 2005	[***]	[***]	[***]	[***]	[***]
May 1, 2005	[***]	[***]	[***]	[***]	[***]
June 1, 2005	[***]	[***]	[***]	[***]	[***]
July 1, 2005	[***]	[***]	[***]	[***]	[***]
August 1, 2005	[***]	[***]	[***]	[***]	[***]
September 1, 2005	[***]	[***]	[***]	[***]	[***]
October 1, 2005	[***]	[***]	[***]	[***]	[***]
November 1, 2005	[***]	[***]	[***]	[***]	[***]
December 1, 2005	[***]	[***]	[***]	[***]	[***]
January 1, 2006	[***]	[***]	[***]	[***]	[***]
February 1, 2006	[***]	[***]	[***]	[***]	[***]
March 1, 2006	[***]	[***]	[***]	[***]	[***]
April 1, 2006	[***]	[***]	[***]	[***]	[***]
May 1, 2006	[***]	[***]	[***]	[***]	[***]
June 1, 2006	[***]	[***]	[***]	[***]	[***]
July 1, 2006	[***]	[***]	[***]	[***]	[***]
August 1, 2006	[***]	[***]	[***]	[***]	[***]
September 1, 2006	[***]	[***]	[***]	[***]	[***]
October 1, 2006	[***]	[***]	[***]	[***]	[***]
November 1, 2006	[***]	[***]	[***]	[***]	[***]
December 1, 2006	[***]	[***]	[***]	[***]	[***]
January 1, 2007	[***]	[***]	[***]	[***]	[***]
February 1, 2007	[***]	[***]	[***]	[***]	[***]
March 1, 2007	[***]	[***]	[***]	[***]	[***]
April 1, 2007	[***]	[***]	[***]	[***]	[***]
May 1, 2007	[***]	[***]	[***]	[***]	[***]
June 1, 2007	[***]	[***]	[***]	[***]	[***]
July 1, 2007	[***]	[***]	[***]	[***]	[***]
August 1, 2007	[***]	[***]	[***]	[***]	[***]
September 1, 2007	[***]	[***]	[***]	[***]	[***]
October 1, 2007	[***]	[***]	[***]	[***]	[***]
November 1, 2007	[***]	[***]	[***]	[***]	[***]
December 1, 2007	[***]	[***]	[***]	[***]	[***]
January 1, 2008	[***]	[***]	[***]	[***]	[***]
February 1, 2008	[***]	[***]	[***]	[***]	[***]
March 1, 2008	[***]	[***]	[***]	[***]	[***]
April 1, 2008	[***]	[***]	[***]	[***]	[***]
May 1, 2008	[***]	[***]	[***]	[***]	[***]

[***] Intentionally omitted as containing confidential information, which has been filed separately with the Securities and Exchange Commission.

1

Date	Takedown	Interest	Principal	Debt Service	Balance

June 1, 2008	[***]	[***]	[***]	[***]	[***]
July 1, 2008	[***]	[***]	[***]	[***]	[***]
August 1, 2008	[***]	[***]	[***]	[***]	[***]
September 1, 2008	[***]	[***]	[***]	[***]	[***]
October 1, 2008	[***]	[***]	[***]	[***]	[***]
November 1, 2008	[***]	[***]	[***]	[***]	[***]
December 1, 2008	[***]	[***]	[***]	[***]	[***]
January 1, 2009	[***]	[***]	[***]	[***]	[***]
February 1, 2009	[***]	[***]	[***]	[***]	[***]
March 1, 2009	[***]	[***]	[***]	[***]	[***]
April 1, 2009	[***]	[***]	[***]	[***]	[***]
May 1, 2009	[***]	[***]	[***]	[***]	[***]
June 1, 2009	[***]	[***]	[***]	[***]	[***]
July 1, 2009	[***]	[***]	[***]	[***]	[***]
August 1, 2009	[***]	[***]	[***]	[***]	[***]
Sep*ae wber 1, 2009	[***]	[***]	[***]	[***]	[***]
October 1, 2009	[***]	[***]	[***]	[***]	[***]
November 1, 2009	[***]	[***]	[***]	[***]	[***]
December 1, 2009	[***]	[***]	[***]	[***]	[***]
January 1, 2010	[***]	[***]	[***]	[***]	[***]
February 1, 2010	[***]	[***]	[***]	[***]	[***]
March 1, 2010	[***]	[***]	[***]	[***]	[***]
April 1, 2010	[***]	[***]	[***]	[***]	[***]
May 1, 2010	[***]	[***]	[***]	[***]	[***]
June 1, 2010	[***]	[***]	[***]	[***]	[***]
July 1, 2010	[***]	[***]	[***]	[***]	[***]
August 1, 2010	[***]	[***]	[***]	[***]	[***]
September 1, 2010	[***]	[***]	[***]	[***]	[***]
October 1, 2010	[***]	[***]	[***]	[***]	[***]
November 1, 2010	[***]	[***]	[***]	[***]	[***]
December 1, 2010	[***]	[***]	[***]	[***]	[***]
January 1, 2011	[***]	[***]	[***]	[***]	[***]
February 1; 2011	[***]	[***]	[***]	[***]	[***]
March 1, 2011	[***]	[***]	[***]	[***]	[***]
April 1, 2011	[***]	[***]	[***]	[***]	[***]
May 1,2011	[***]	[***]	[***]	[***]	[***]
June 1, 2011	[***]	[***]	[***]	[***]	[***]
July 1, 2011	[***]	[***]	[***]	[***]	[***]
August 1, 2011	[***]	[***]	[***]	[***]	[***]
September 1, 2011	[***]	[***]	[***]	[***]	[***]
October 1, 2011	[***]	[***]	[***]	[***]	[***]
November 1, 2011	[***]	[***]	[***]	[***]	[***]
December 1, 2011	[***]	[***]	[***]	[***]	[***]
January 1, 2012	[***]	[***]	[***]	[***]	[***]
February 1, 2012	[***]	[***]	[***]	[***]	[***]
March 1, 2012	[***]	[***]	[***]	[***]	[***]
April 1, 2012	[***]	[***]	[***]	[***]	[***]

2

Date	Takedown	Interest	Principal	Debt Service	Balance

May 1, 2012	[***]	[***]	[***]	[***]	[***]
June 1, 2012	[***]	[***]	[***]	[***]	[***]
July 1, 2012	[***]	[***]	[***]	[***]	[***]
August 1, 2012	[***]	[***]	[***]	[***]	[***]
September I, 2012	[***]	[***]	[***]	[***]	[***]
October 1, 2012	[***]	[***]	[***]	[***]	[***]
November 1, 2012	[***]	[***]	[***]	[***]	[***]
December 1, 2012	[***]	[***]	[***]	[***]	[***]
January 1, 2013	[***]	[***]	[***]	[***]	[***]
February 1, 2013	[***]	[***]	[***]	[***]	[***]
March 1, 2013	[***]	[***]	[***]	[***]	[***]
April 1, 2013	[***]	[***]	[***]	[***]	[***]
May 1, 2013	[***]	[***]	[***]	[***]	[***]
June 1, 2013	[***]	[***]	[***]	[***]	[***]
July 1, 2013	[***]	[***]	[***]	[***]	[***]
August 1, 2013	[***]	[***]	[***]	[***]	[***]
September 1, 2013	[***]	[***]	[***]	[***]	[***]
October 1, 2013	[***]	[***]	[***]	[***]	[***]
November 1, 2013	[***]	[***]	[***]	[***]	[***]
December 1, 2013	[***]	[***]	[***]	[***]	[***]
January 1, 2014	[***]	[***]	[***]	[***]	[***]
February 1, 2014	[***]	[***]	[***]	[***]	[***]
March 1, 2014	[***]	[***]	[***]	[***]	[***]
April 1, 2014	[***]	[***]	[***]	[***]	[***]
May 1, 2014	[***]	[***]	[***]	[***]	[***]
June 1, 2014	[***]	[***]	[***]	[***]	[***]
July 1, 2014	[***]	[***]	[***]	[***]	[***]
August 1, 2014	[***]	[***]	[***]	[***]	[***]
September 1, 2014	[***]	[***]	[***]	[***]	[***]
October 1, 2014	[***]	[***]	[***]	[***]	[***]
November 1, 2014	[***]	[***]	[***]	[***]	[***]
December 1, 2014	[***]	[***]	[***]	[***]	[***]
January 1, 2015	[***]	[***]	[***]	[***]	[***]
February 1, 2015	[***]	[***]	[***]	[***]	[***]
March 1, 2015	[***]	[***]	[***]	[***]	[***]
April 1, 2015	[***]	[***]	[***]	[***]	[***]
May 1, 2015	[***]	[***]	[***]	[***]	[***]
June 1, 2015	[***]	[***]	[***]	[***]	[***]
July 1, 2015	[***]	[***]	[***]	[***]	[***]
August 1, 2015	[***]	[***]	[***]	[***]	[***]
September 1, 2015	[***]	[***]	[***]	[***]	[***]
October 1, 2015	[***]	[***]	[***]	[***]	[***]
November 1, 2015	[***]	[***]	[***]	[***]	[***]
December 1, 2015	[***]	[***]	[***]	[***]	[***]
January 1, 2016	[***]	[***]	[***]	[***]	[***]
February 1, 2016	[***]	[***]	[***]	[***]	[***]
March 1, 2016	[***]	[***]	[***]	[***]	[***]

3

Date	Takedown	Interest	Principal	Debt Service	Balance

April 1, 2016	[***]	[***]	[***]	[***]	[***]
May 1, 2016	[***]	[***]	[***]	[***]	[***]
June 1, 2016	[***]	[***]	[***]	[***]	[***]
July 1, 2016	[***]	[***]	[***]	[***]	[***]
August 1, 2016	[***]	[***]	[***]	[***]	[***]
September 1, 2016	[***]	[***]	[***]	[***]	[***]
October 1, 2016	[***]	[***]	[***]	[***]	[***]
November 1, 2016	[***]	[***]	[***]	[***]	[***]
December 1, 2016	[***]	[***]	[***]	[***]	[***]
January 1, 2017	[***]	[***]	[***]	[***]	[***]
February 1, 2017	[***]	[***]	[***]	[***]	[***]
March 1, 2017	[***]	[***]	[***]	[***]	[***]
April 1, 2017	[***]	[***]	[***]	[***]	[***]
May 1, 2017	[***]	[***]	[***]	[***]	[***]
June 1, 2017	[***]	[***]	[***]	[***]	[***]
July 1, 2017	[***]	[***]	[***]	[***]	[***]
August 1, 2017	[***]	[***]	[***]	[***]	[***]
September 1, 2017	[***]	[***]	[***]	[***]	[***]
October 1, 2017	[***]	[***]	[***]	[***]	[***]
November 1, 2017	[***]	[***]	[***]	[***]	[***]
December 1, 2017	[***]	[***]	[***]	[***]	[***]
January 1, 2018	[***]	[***]	[***]	[***]	[***]
February 1, 2018	[***]	[***]	[***]	[***]	[***]
March 1, 2018	[***]	[***]	[***]	[***]	[***]
April 1, 2018	[***]	[***]	[***]	[***]	[***]
May 1, 2018	[***]	[***]	[***]	[***]	[***]
June 1, 2018	[***]	[***]	[***]	[***]	[***]
July 1, 2018	[***]	[***]	[***]	[***]	[***]
August 1, 2018	[***]	[***]	[***]	[***]	[***]
September 1, 2018	[***]	[***]	[***]	[***]	[***]
October 1, 2018	[***]	[***]	[***]	[***]	[***]
November 1, 2018	[***]	[***]	[***]	[***]	[***]
December 1, 2018	[***]	[***]	[***]	[***]	[***]
January 1, 2019	[***]	[***]	[***]	[***]	[***]
February 1, 2019	[***]	[***]	[***]	[***]	[***]
February 28, 2019	[***]	[***]	[***]	[***]	[***]

Totals	[***]	[***]	[***]	[***]	[***]

4